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                                                                    Exhibit 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Amendment No. 1 to Form S-3 of our report dated February 9, 2001 relating to the financial statements, which appears in Triangle
Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP


Raleigh, North Carolina
February 26, 2001